Exhibit 99.1

PRESS RELEASE

Total System Services, Inc.
One TSYS Way	+1.706.649.2307
Post Office Box 2567	+1.706.649.5740
Columbus GA 31902-2567	www.tsys.com
For immediate release:
Contacts:
Shawn Roberts
TSYS Investor Relations
+1.706.644.6081
shawnroberts@tsys.com
TSYS Announces Second Quarter 2010 Financial Results
Columbus, Ga., July 21, 2010 — TSYS (NYSE: TSS) today reported results for the second quarter of 2010. Total revenues were $433.7 million, an increase of 5.3% over 2009. Operating income was down 4.2% compared to 2009 and was flat on a sequential quarter basis. Income from continuing operations attributable to TSYS shareholders decreased 5.2% to $49.6 million compared to last year. Basic and diluted earnings per share from continuing operations attributable to TSYS shareholders for the quarter was $0.25 down $0.02 or 5.2% from 2009’s $0.27.
“The quarter’s performance is highlighted by increased overall transaction volume and expense control. Through the first six months, same client revenues grew 3.6%. Excluding revenues from termination fees in both quarters and the impact of acquiring a controlling interest in First National Merchant Solutions, LLC (FNMS) in the second quarter, operating income was up 18.1% sequentially. Quarterly transaction volumes in each reporting segment were up. Same client transactions were up 5.1% in North America and up 3.8% in International. In the Merchant segment, merchant POS transactions and FNMS transaction volumes each grew 8.5% for the quarter. We are encouraged that these trends are key indicators of an improving economy,” said Philip W. Tomlinson, chairman of the board and chief executive officer of TSYS.
“The acquisition of FNMS on April 1, 2010, is a positive and allows us to further diversify across the payments value chain to capture a larger share of dollars spent on payment services. We continue to generate a healthy, strong cash flow, and we remain optimistic about our ability to achieve our guidance for 2010,” said Tomlinson.
Conference Call
TSYS will host its quarterly conference call at 5:00 p.m. ET on Wednesday, July 21. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

PRESS RELEASE
Non-GAAP Measures
This press release and the financial highlights section of this release contain the non-GAAP financial measures of operating income excluding revenues from termination fees and the impact of the acquisition of FNMS, and revenues and operating results on a constant currency basis, respectively, to describe TSYS’ performance. Management uses these non-GAAP financial measures to better understand and assess TSYS’ operating results and financial performance. TSYS believes these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in understanding and evaluating its operating results.
Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on page 10 of this release.
About TSYS
TSYS (NYSE: TSS) is one of the world’s largest companies for outsourced payment services, offering a broad range of issuer- and acquirer-processing technologies that support consumer-finance, credit, debit, healthcare, loyalty and prepaid services for financial institutions and retail companies in the Americas, EMEA and Asia-Pacific regions. For more information contact news@tsys.com or log on to www.tsys.com. TSYS routinely posts all important information on its Web site.
Forward-Looking Statements
This press release contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding TSYS’ earnings guidance for 2010, and the assumptions underlying such statements including, with respect to TSYS’ earnings guidance for 2010: (1) the economy will not worsen during 2010; (2) there will be no deconversions of large clients during the year other than as previously announced; (3) there will be no significant movement in foreign currency exchange rates related to TSYS’ business during 2010; (4) the anticipated levels in employment, technology and other expenses, which are included in 2010 estimates, will be accomplished; (5) TSYS will not incur significant expenses associated with the conversion of new large clients or acquisitions, or any significant impairment of goodwill or other intangibles; and (6) there will be no significant movements in LIBOR, and no significant draws on the remaining balance of TSYS’ revolving credit facility. These statements are based on the current beliefs and expectations of TSYS’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to: (1) one or more of the assumptions set forth above upon which TSYS’ 2010 earnings guidance is based is inaccurate; (2) adverse developments with respect to entering into contracts with new clients and retaining current clients; (3) continued consolidation and turmoil in the financial services and other industries during 2010, including the merger of TSYS clients with entities that are not TSYS processing clients, the sale of portfolios by TSYS clients to entities that are not TSYS processing clients and the nationalization or seizure by banking regulators of TSYS clients; (4) TSYS is unable to control expenses and increase market share both domestically and internationally; (5) TSYS is unable to manage the impact of slowing economic conditions and consumer spending; (6) the material breach of security of any of TSYS’ systems; (7) the impact of potential and completed acquisitions, including the costs associated therewith and their being more difficult to integrate than anticipated; (8) changes occur in laws, rules, regulations, credit card association rules or other industry standards affecting TSYS’ business which

PRESS RELEASE
require significant product development efforts or reduce the market demand for or value of its products; (9) adverse developments with respect to the credit card industry in general, including a decline in the use of credit cards as a payment mechanism; and (10) internal growth rates of TSYS’ existing clients are lower than anticipated whether as a result of unemployment rates, card delinquencies and charge-off rates or otherwise. Additional factors that could cause actual results to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.
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TSYS Announces 2010 Earnings

TSYS
Financial Highlights
(unaudited)
(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Percent			Percent
	2010	2009	Change	2010	2009	Change
Total revenues	$433,746	411,993	5.3%	$849,100	820,927	3.4%

Cost of services	298,485	280,111	6.6	590,677	564,787	4.6
Selling, general and administrative expenses	55,963	49,103	14.0	100,054	95,246	5.0

Operating income	79,298	82,779	(4.2)	158,369	160,894	(1.6)
Nonoperating expenses	(1,172)	(2,278)	nm	(1,433)	(3,737)	nm

Income from continuing operations before income taxes, noncontrolling interests and equity in income of equity investments	78,126	80,501	(3.0)	156,936	157,157	(0.1)
Income taxes	28,099	29,229	(3.9)	55,982	56,644	(1.2)

Income from continuing operations before noncontrolling interests and equity in income of equity investments	50,027	51,272	(2.4)	100,954	100,513	0.4
Equity in income of equity investments	2,366	1,626	45.5	3,259	2,669	22.1

Income from continuing operations, net of tax	52,393	52,898	(1.0)	104,213	103,182	1.0
Loss from discontinued operations, net of tax	84	1,120	nm	84	(2,223)	nm

Net income	52,477	54,018	(2.9)	104,297	100,959	3.3
Net income attributable to noncontrolling interests	(2,773)	(571)	nm	(3,267)	(986)	nm

Net income attributable to TSYS common shareholders	$49,704	53,447	(7.0)%	$101,030	99,973	1.1%

Basic earnings per share:
Income from continuing operations to TSYS common shareholders	$0.25	0.27	(5.3)%	$0.51	0.52	(1.3)%

Loss from discontinued operations to TSYS common shareholders	0.00	0.01	nm	0.00	(0.01)	nm

Net income attributable to TSYS common shareholders	$0.25	0.27	(7.1)%	$0.51	0.51	1.0%

Diluted earnings per share:
Income from continuing operations to TSYS common shareholders	$0.25	0.27	(5.2)%	$0.51	0.52	(1.2)%

Loss from discontinued operations to TSYS common shareholders	0.00	0.01	nm	0.00	(0.01)	nm

Net income attributable to TSYS common shareholders	$0.25	0.27	(7.0)%	$0.51	0.51	1.0%

Dividends declared per share	$0.07	0.07		$0.14	0.14

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$49,620	52,327		$100,946	102,196
(Loss) income from discontinued operations, net of tax	84	1,120		84	(2,223)

Net income	$49,704	53,447		$101,030	99,973

nm = not meaningful
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TSYS Announces 2010 Earnings

TSYS
Earnings Per Share
(unaudited)
(in thousands, except per share data)

	Three Months Ended		Three Months Ended		Six Months Ended		Six Months Ended
	June 30, 2010		June 30, 2009		June 30, 2010		June 30, 2009
	Common	Participating	Common	Participating	Common	Participating	Common	Participating
	Stock	Securities	Stock	Securities	Stock	Securities	Stock	Securities
Basic Earnings per share:
Net income	$49,704		53,447		$101,030		$99,973
Less income allocated to nonvested awards	(250)	250	(413)	413	(514)	514	(816)	816

Net income allocated to common stock for EPS calculation ( a )	$49,454	250	53,034	413	$100,516	514	$99,157	816

Average common shares outstanding ( b )	196,347	998	195,634	1,530	196,254	1,007	195,466	1,614

Average common shares and participating securities	197,345		197,164		197,261		197,080

Basic Earnings per share ( a )/( b )	$0.25	0.25	0.27	0.27	$0.51	0.51	$0.51	0.51

Diluted Earnings per share:
Net income	$49,704		53,447		$101,030		$99,973
Less income allocated to nonvested awards	(250)	250	(413)	413	(514)	514	(815)	815

Net income allocated to common stock for EPS calculation ( c )	$49,454	250	53,034	413	$100,516	514	$99,158	815

Average common shares outstanding	196,347	998	195,634	1,530	196,254	1,007	195,466	1,614
Increase due to assumed issuance of shares related to common equivalent shares outstanding	85		351		87		358

Average common and common equivalent shares outstanding ( d )	196,432	998	195,985	1,530	196,341	1,007	195,824	1,614

Average common and common equivalent shares and participating securities	197,430		197,515		197,348		197,438

Diluted Earnings per share ( c )/( d )	$0.25	0.25	0.27	0.27	$0.51	0.51	$0.51	0.51

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TSYS Announces 2010 Earnings

TSYS
Segment Breakdown
(unaudited)
(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2010	2009	$	%	2010	2009	$	%
Revenues before reimbursable items
North America Services	$202,061	222,950	(20,889)	(9.4)%	417,371	446,732	(29,361)	(6.6)%
International Services	74,769	73,283	1,486	2.0%	151,050	143,867	7,183	5.0%
Merchant Services	94,748	62,153	32,595	52.4%	153,411	120,359	33,052	27.5%
Intersegment revenues	(5,980)	(7,664)	1,684	(22.0)%	(11,682)	(14,791)	3,109	(21.0)%

Revenues before reimbursable items from external customers	$365,598	350,722	14,876	4.2%	710,150	696,167	13,983	2.0%

Total revenues
North America Services	$236,810	264,984	(28,174)	(10.6)%	491,038	533,773	(42,735)	(8.0)%
International Services	77,987	76,433	1,554	2.0%	157,379	150,234	7,145	4.8%
Merchant Services	126,765	80,338	46,427	57.8%	215,974	155,836	60,138	38.6%
Intersegment revenues	(7,816)	(9,762)	1,946	(19.9)%	(15,291)	(18,916)	3,625	(19.2)%

Revenues from external customers	$433,746	411,993	21,753	5.3%	849,100	820,927	28,173	3.4%

Depreciation and amortization
North America Services	$18,891	20,799	(1,908)	(9.2)%	39,294	44,029	(4,735)	(10.8)%
International Services	8,597	8,424	173	2.1%	17,192	15,849	1,343	8.5%
Merchant Services	12,302	8,149	4,153	51.0%	20,888	16,235	4,653	28.7%
Corporate Admin	612	922	(310)	(33.6)%	1,592	1,658	(66)	(4.0)%

Total depreciation and amortization	$40,402	38,294	2,108	5.5%	78,966	77,771	1,195	1.5%

Segment operating income
North America Services	$66,218	70,558	(4,340)	(6.2)%	136,006	142,052	(6,046)	(4.3)%
International Services	11,673	12,836	(1,163)	(9.1)%	22,956	22,367	589	2.6%
Merchant Services	22,928	16,690	6,238	37.4%	40,253	32,209	8,044	25.0%
Corporate Admin	(21,521)	(17,305)	(4,216)	24.4%	(40,846)	(35,734)	(5,112)	14.3%

Operating income	$79,298	82,779	(3,481)	(4.2)%	158,369	160,894	(2,525)	(1.6)%

Other:
Reimbursable items:
North America Services	$34,749	42,035	(7,286)	(17.3)%	73,667	87,042	(13,375)	(15.4)%
International Services	3,218	3,150	68	2.2%	6,329	6,367	(38)	(0.6)%
Merchant Services	32,017	18,185	13,832	76.1%	62,563	35,477	27,086	76.3%
Intersegment revenues	(1,837)	(2,097)	260	(12.4)%	(3,609)	(4,127)	518	(12.6)%

Reimbursable items	$68,147	61,273	6,874	11.2%	138,950	124,759	14,191	11.4%

Volumes:
FTEs (continuing operations)
North America Services					4,433	4,829	(396)	(8.2)%
International Services					1,921	1,855	66	3.6%
Merchant Services					1,128	832	296	35.6%
Corporate Admin					334	359	(25)	(7.0)%

FTEs					7,816	7,875	(59)	(0.7)%

					At		Change

Total assets (in thousands)					6/30/2010	12/31/2009	$	%

North America Services					$1,589,005	1,535,129	53,876	3.5%
International Services					380,211	379,606	605	0.2%
Merchant Services					504,426	215,855	288,571	133.7%
Intersegment assets					(577,778)	(419,636)	(158,142)	37.7%

Total assets					$1,895,864	1,710,954	184,910	10.8%

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2010	2009	Inc(Dec)%		2010	2009	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					290.7	311.7	(21.1)	(6.8)%
Transactions (in millions)	1,563.7	1,522.3	41.3	2.7%	3,021.9	3,003.3	18.6	0.6%

International Segment:
AOF (in millions)					42.1	37.8	4.4	11.6%
Transactions (in millions)	297.9	271.1	26.7	9.8%	579.1	519.1	60.0	11.6%

Merchant Segment:
POS Transactions (in millions)	1,423.1	1,311.6	111.5	8.5%	2,737.3	2,656.6	80.7	3.0%
Certain amounts have been reclassified to conform with the presentation adopted in 2010.
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TSYS Announces 2010 Earnings

TSYS
Balance Sheet
(in thousands)

	Jun 30, 2010	Dec 31, 2009
	(unaudited)	(unaudited)

Assets
Current assets:
Cash and cash equivalents	$387,993	449,955
Restricted cash	8,199	46,190
Accounts receivable, net	231,598	231,325
Deferred income tax assets	7,692	11,302
Prepaid expenses and other current assets	102,921	72,124

Total current assets	738,403	810,896
Property and equipment, net	293,046	289,198
Computer software, net	215,643	197,134
Contract acquisition costs, net	125,495	128,038
Goodwill	317,755	168,121
Equity investments, net	75,751	75,495
Other intangible assets, net	92,735	14,132
Other assets	37,036	27,940

Total assets	$1,895,864	1,710,954

Liabilities
Current liabilities:
Current portion of notes payable	$5,319	6,988
Accrued salaries and employee benefits	16,601	32,457
Accounts payable	48,300	21,729
Current portion of obligations under capital leases	10,024	6,289
Other current liabilities	128,411	153,316

Total current liabilities	208,655	220,779
Notes payable, excluding current portion	191,097	192,367
Deferred income tax liabilities	51,145	47,162
Obligations under capital leases, excluding current portion	33,807	12,756
Other long-term liabilities	44,811	48,443

Total liabilities	529,515	521,507

Redeemable noncontrolling interest	113,347	—

Equity
Shareholders’ equity:
Common stock	20,130	20,086
Additional paid-in capital	146,553	139,742
Accumulated other comprehensive income, net	(11,044)	5,673
Treasury stock	(70,519)	(69,950)
Retained earnings	1,153,670	1,080,250

Total shareholders’ equity	1,238,790	1,175,801

Noncontrolling interests in consolidated subsidiaries	14,212	13,646

Total equity	1,253,002	1,189,447

Total liabilities and equity	$1,895,864	1,710,954

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TSYS Announces 2010 Earnings

TSYS
Cash Flow
(unaudited)
(in thousands)

	Six Months Ended June 30,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$104,297	100,959
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(3,259)	(2,669)
Dividends received from equity investments	2,698	4,718
Net loss (gain) on currency translation adjustments	136	3,953
Depreciation and amortization	78,966	77,967
Amortization of debt issuance costs	77	77
Share-based compensation	7,956	9,237
Excess tax benefit from share-based payment arrangements	(111)	(6)
Provisions for bad debt expense and billing adjustments	(366)	646
Charges for transaction processing provisions	2,109	4,014
Deferred income tax benefit	2,749	(6,502)
(Gain) loss on disposal of equipment, net	11	9
Gain on disposal of subsidiary	(131)	—
(Increase) decrease in:
Accounts receivable	(2,698)	22,198
Prepaid expenses, other current assets and other long-term assets	2,827	18,830
Increase (decrease) in:
Accounts payable	27,277	(7,376)
Accrued salaries and employee benefits	(14,031)	(20,218)
Other current liabilities and other long-term liabilities	(12,799)	13,258

Net cash provided by operating activities	195,708	219,095

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(17,189)	(13,784)
Additions to licensed computer software from vendors	(20,812)	(12,709)
Additions to internally developed computer software	(9,406)	(12,918)
Cash used in acquisitions, net of cash acquired	(148,531)	(293)
Additions to contract acquisition costs	(19,888)	(17,105)

Net cash used in investing activities	(215,826)	(56,809)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowings of long-term debt	—	5,334
Principal payments on long-term debt borrowings and capital lease obligations	(7,858)	(9,786)
Proceeds from exercise of stock options	378	2
Excess tax benefit from share-based payment arrangements	111	6
Repurchase of common stock	(1,075)	(329)
Subsidiary dividends paid to noncontrolling shareholders	(250)	(235)
Dividends paid on common stock	(27,605)	(27,595)

Net cash used in financing activities	(36,299)	(32,603)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	(5,545)	(3,422)

Net increase in cash and cash equivalents	(61,962)	126,261
Cash and cash equivalents at beginning of period	449,955	220,019

Cash and cash equivalents at end of period	$387,993	346,280

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TSYS Announces 2010 Earnings

Supplemental Information:

	Accounts on File at June 30,
					Percent
(in millions)	2010	%	2009	%	Change

Consumer	180.9	54.3%	191.1	54.7%	(5.4)%
Commercial	48.2	14.5	44.4	12.7	8.4
Stored Value	47.6	14.3	34.3	9.9	38.7
Government services	27.0	8.1	22.4	6.4	20.4
Retail	23.6	7.1	51.8	14.8	(54.3)
Debit	5.0	1.5	5.4	1.5	(6.2)
Healthcare	0.5	0.2	0.1	—	nm

	332.8	100.0%	349.5	100.0%	(4.8)%

	June 2009 to	June 2008 to
Growth in Accounts on File (in millions):	June 2010	June 2009
Beginning balance	349.5	372.9
Change in accounts on file due to:
Internal growth of existing clients	22.5	30.6
New clients	31.4	23.1
Purges/Sales	(41.2)	(37.0)
Deconversions	(29.4)	(40.1)

Ending balance	332.8	349.5

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TSYS Announces 2010 Earnings

Reconciliation of GAAP to Non-GAAP
Non-GAAP Measures
The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2010 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 2.9% as compared to a reported GAAP increase of 3.4%, and operating income decreased 1.6% versus a GAAP-reported decrease of 1.6%. The schedule below also provides a reconciliation of operating income excluding revenues from termination fees and the impact of the acquisition of FNMS to reported operating income.
The non-GAAP financial measures of constant currency and operating income excluding revenues from termination fees and the impact of the FNMS acquisition presented by TSYS are utilized by management to better understand and assess TSYS’ operating results and financial performance. TSYS also uses the non-GAAP financial measures to evaluate and assess TSYS’ financial performance against budget, as well as to evaluate financial performance for executive and management compensation purposes.
TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.
Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.
TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.
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TSYS Announces 2010 Earnings

Reconciliation of GAAP to Non-GAAP
Constant Currency Comparison
(unaudited)
(in thousands)

	Three Months Ended June 30,
			Percent
	2010	2009	Change

Consolidated
Constant currency (1)	$435,083	411,993	5.6%
Foreign currency (2)	(1,337)	—	(0.3)

Total revenues	$433,746	411,993	5.3%

Constant currency (1)	$80,064	82,779	(3.3)%
Foreign currency (2)	(766)	—	(0.9)

Operating income	$79,298	82,779	(4.2)%

	Six Months Ended June 30,
			Percent
	2010	2009	Change

Consolidated
Constant currency (1)	$844,602	820,927	2.9%
Foreign currency (2)	4,498	—	0.5

Total revenues	$849,100	820,927	3.4%

Constant currency (1)	$158,312	160,894	(1.6)%
Foreign currency (2)	57	—	0.0

Operating income	$158,369	160,894	(1.6)%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.
Operating income Excluding Impact of FNMS and Termination Fees
(unaudited)
(in thousands)

	Three Months Ended
	June 30,	March 31,	Percent
	2010	2010	Change

Consolidated
Operating income	$79,298	79,071	0.3%
Less:
Termination Fees	10,753	23,838
Acquisition of FNMS	2,196	(966)

Operating income excluding termination fees and FNMS	$66,349	56,199	18.1%

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